ADVAXIS IMMUNOTHERAPIES™



Focused on Harnessing *Lm* Technology™
To Bring New Treatments to Market
February 2018

Forward-Looking Statements

ADVAXIS IMMUNOTHERAPIES™

This presentation contains forward-looking statements, including, but not limited to, statements regarding Advaxis' ability and strategies to develop and commercialize cancer immunotherapies, timing of planned clinical trials and regulatory milestones, potential partnership opportunities and the safety and efficacy of Advaxis' proprietary immunotherapies. These forward-looking statements are subject to a number of risks including the risk factors set forth from time to time in Advaxis' SEC filings including, but not limited to, its report on Form 10-K for the fiscal year ended October 31, 2017, which is available at http://www.sec.gov.

Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law.

ADVAXIS IMMUNOTHERAPIES™

A late-stage biotechnology company creating cancer immunotherapies that enlist the body's own immune system to fight cancer.

Advaxis' proprietary *Lm* targeted immunotherapy is a new approach toward an effective cancer vaccine.

Our *Lm* Technology has achieved safety and efficacy endpoints in early-stage trials and is the platform for our continued focus on the science, discovery, development and commercialization of cutting-edge cancer treatments.

Advaxis, Inc: Investment Snapshot

ADVAXIS IMMUNOTHERAPIES™

Flexible platform technology	• Platform based on attenuated *Lm* (*Listeria Monocytogenes)* • Multiple approaches to impacting the immune system • Manageable safety profile: common AEs are mostly mild to moderate that have been transient and associated with infusion
Broad pipeline with four franchises	• 3 clinical stage programs: HPV-Associated Cancers, Prostate Cancer and ADXS-NEO • Individualized program: ADXS-NEO is in partnership with Amgen Inc. • Novel preclinical disease focused hotspot/cancer antigen therapies program: ADXS-HOT
Lead program in Phase 3	• HPV-targeting program with axalimogene filolisbac; Conditional MAA has been submitted • Ongoing AIM2CERV registrational study of axalimogene filolisbac in high risk locally advanced cervical cancer • Registrational study in metastatic cervical cancer in combination with Opdivo® anticipated to start in 2018
Ability to combine with other I-O agents	• Demonstrated preclinical synergy with multiple checkpoint inhibitors and co-stimulatory agents • Three clinical trials in combination with PD-1/PDL-1 inhibitors
Strong partnerships	• 3 clinical collaborations evaluating combination therapies (Merck, AstraZeneca, Bristol-Myers Squibb) • Global collaboration for ADXS-NEO with Amgen on novel program targeting neoepitopes
Experienced management team	• Deep and broad experience in pharmaceutical drug development and commercialization

ADVAXIS
IMMUNOTHERAPIES™



Who is Advaxis?

Company Overview

Who is Advaxis?

Creating Next-Generation Cancer Immunotherapies, Using a Proprietary *Lm* Platform

ADVAXIS IMMUNOTHERAPIES™

Company Overview

- HQ: Princeton, NJ, U.S.A.
- Product Candidates: 4 clinical franchises
- NASDAQ: October 2013
- Cash on hand*: $70.9m (no debt)*; 41M shares outstanding*
- Partnerships: BMS, AstraZeneca, Merck, Amgen
- In-House Manufacturing Capabilities

Multiple anticipated inflection points beginning in 2018

Product Candidate Franchise Overviews

HPV-associated cancers
Cervical (CC), head & neck, anal
Product candidates: axalimogene filolisbac (AXAL) (Submitted Conditional MAA; Phase 3 for Adjuvant CC; Entering Registrational Study for Metastatic CC)

Personal Neoantigen Program
Multiple cancers
Product candidates: ADXS-NEO (IND)

Shared Neoantigens (Hotspot Mutations)
Multiple cancers, Multiple products
Product candidates: ADXS-HOT Constructs (Pre-IND)

Prostate Cancer
Product candidates: ADXS-PSA (Phase 2), Preclinical Product Candidates

Note: * Cash, cash equivalents and investments and shares outstanding as of October 31, 2017

Who is Advaxis?
Experience and Expertise are Our Greatest Assets

ADVAXIS IMMUNOTHERAPIES™



Anthony Lombardo
Interim Chief Executive Officer

GE Healthcare | PHILIPS | BRACCO | ALI TECHNOLOGIES | EZEM



Robert Petit
Chief Scientific Officer

Bristol-Myers Squibb Company | PHARMACIA | MGI PHARMA | AESGEN



Sara Bonstein
Chief Financial Officer

ImClone Systems Incorporated | Lilly | Johnson & Johnson



Chris Duke
Chief Operating Officer

NPS Pharma | Amicus Therapeutics



Michael Grace
VP, Technical Operations

NPS Pharma | Schering-Plough/USA | Bristol-Myers Squibb Company



Thomas Hare
Sr. VP, Product Development

PRAHEALTHSCIENCES | Incyte | Bristol-Myers Squibb Company



Robert Ashworth
Sr. VP, Regulatory, Quality & Compliance

NPS Pharma | Otsuka | Forest Laboratories, Inc.



Ranya Dajani
VP, Corporate Development

Bristol-Myers Squibb Company



Our Differentiator:

Lm Technology Platform

Lm Technology Features

ADVAXIS IMMUNOTHERAPIES™

Multifaceted mechanism	Multiple immunotherapy mechanisms: potent innate immune stimulation via TLRs and PAMPs including the STING receptor, strong $CD8^{+}$ and $CD4^{+}$ T cell responses, epitope spreading, and immune suppression by disabling Tregs and MDSCs in the TME
No neutralizing antibodies	Unique intracellular lifecycle of Listeria avoids neutralizing antibodies, allowing for repeat dosing
Synergies with other immunotherapies	Demonstrated synergies with checkpoint inhibitors, costimulatory agonists and others based on preclinical models
Flexible/adaptable platform	Large capacity; can be adapted to target many tumor types and evolve with innovations in the field of immuno-oncology; 3 ongoing clinical programs; Listeria is irreversibly attenuated
Manageable safety profile	Flu-like symptoms have been transient and associated with infusion

MDSCs, myeloid derived suppressor cells; PAMPs, pathogen-associated molecular patterns; TLR, toll-like receptor; STING, stimulator of interferon genes; TME. Tumor microenvironment.

Lm Technology: Mechanism of Action

ADVAXIS IMMUNOTHERAPIES™

Lm Technology in antigen-presenting cells can lead to an anti-tumor immune response


TAAs

Live, attenuated strains of *Lm* are bioengineered to secrete an antigen-adjuvant fusion protein consisting of truncated fragment of listeriolysin O (tLLO), which has adjuvant properties, and one or more TAAs


Lm-LLO
Activated T-cell
TAA
APC

Upon infusion into the patient, bioengineered *Lm* is phagocytosed by APCs, where the fusion protein is secreted by the *Lm*, processed, and presented onto MHC class I and II molecules


Activated T-cell
TAA

Target peptides presented on the surface of the APCs stimulate TAA-specific $CD4^+$ and $CD8^+$ T cells


tLLO
T-cell
Cancer cells
Tumor suppressor

Activated $CD8^+$ T cells seek out and kill TAA-expressing cancer cells, and modulate the tumor microenvironment to overcome immune suppression

APC, antigen-presenting cell; Lm, Listeria monocytogenes; MHC, major histocompatibility complex; TAA, tumor-associated antigen.

Harnessing the Immune System with *Lm* Technology
A Promising Cancer Immunotherapy Platform

ADVAXIS IMMUNOTHERAPIES™

The Power of *Lm*

- **Proprietary technology**: protected by a range of patents and applications, potentially stretching into 2038
- **Clinically validated**: improvement of 12 month survival rates in Ph 2 metastatic cervical cancer studies, warranting confirmatory study
- Safety profile **generally well-tolerated** across 370 patients in multiple trials
- Flexible platform: targets **multiple cancers in multiple ways**, constantly evolving
- Strong clinical development program: built on partnerships with industry leaders, including **Amgen, AstraZeneca, BMS, Merck**

The Potential of *Lm*

- **Target and treat new cancers** as additional antigens are identified and introduced into the platform
- **Combine with checkpoint inhibitors** (nivolumab, pembrolizumab and durvalumab) to improve outcomes
- Create **breakthrough in individualized immunotherapy** with ADXS-NEO
- Target shared hotspot mutations to treat common cancers with **"off-the shelf" ADXS-HOT**

Building the Future of Immuno-Oncology

ADVAXIS IMMUNOTHERAPIES™

Lm Technology has the potential to expand the reach of immunotherapy

1980s
Cancer Vaccines

2014
Immune Checkpoint Inhibitors

2017
CAR-T

***Lm* Technology**

Leveraging this proprietary and unique platform to develop new cancer immunotherapies

CAR, chimeric antigen receptor.


ADVAXIS
IMMUNOTHERAPIES™

Company Direction and Focus

Expansion of *Lm* Technology Beyond HPV:
Advaxis Focus on Four Key Franchises

ADVAXIS IMMUNOTHERAPIES™

HPV-Related Cancers
The Proof of Concept

NEO
Individualized Neoantigens

HOT
Expansion into the Most Common Cancer Types

Prostate Cancer

ADXS-HPV: Efficacy Data

ADVAXIS IMMUNOTHERAPIES™

Primary efficacy endpoint in proof-of-concept clinical trials in HPV-associated cancer

3	HPV-associated cancers studied: cervical cancer, anal cancer, and head and neck cancer[1]
5	Phase 2 trials[1,2]
2	Registrational trials[1]
>250	Patients enrolled/planned in phase 2 trials[1]

GOG-0265: Improvement of survival rates in recurrent/metastatic cervical cancer [3,4]

12-month and median overall survival



Overall Survival(%)
0.0
0.2
0.4
0.6
0.8
1.0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50
Time (Months)
Number of patients: 50
Events: 44 (88%)
Censored: 6 (12%)
Median OS: 6.1 months
95%CI: (4.3–12.0)
12-month OS rate: 38%,
range 12.02–49.2 months
(n = 19/50; primary endpoint)

- Represents a 55% improvement vs logistic model-predicted milestone survival rate of 24.5%
- The probability of this survival advantage being detected by chance vs a true treatment effect was 0.02
- 6 patients remain alive as of October 18, 2017
  - Survival time range: 23.5 – 49.2 months

1. www.clinicaltrials.gov; second registrational trial planned to initiate in 2018
2. Herzog T, et al. Presented at the Annual Meeting of Society for Immunotherapy in Cancer. November 9-13, 2016. Washington DC. Poster 145.
3. Huh W, et al. Presented at the Annual Meeting on Women's Cancer. March 12-15, 2017.
4. GOG/NRG Study 0265 CSR, Data On File, Advaxis 2018.

Expansion of *Lm* Technology Beyond HPV:
Advaxis Focus on Four Key Franchises

ADVAXIS IMMUNOTHERAPIES™

HPV-Related Cancers

- Axalimogene filolisbac (AXAL) demonstrated **highest 12 mo. OS** in metastatic CC as observed by GOG across many trials in that population
- Planned path to CC commercialization:
  - **Two registrational trials** planned in 2018, one in combo w/ nivolumab
  - **EU Conditional application** submission made in February 2018
- Opportunistic funding approaches for Head and Neck, Anal

Individualized Neoantigen Therapy

- Partnership with Amgen Inc.
- Designed to create individualized therapies by activating the patient's immune system to respond against neoantigens identified from an individual patient's tumor through DNA sequencing.
- IND in effect; with first patient dose planned for 1H 2018

Hotspot Mutation Therapy Program

- Proprietary program to apply the clinical potential of *Lm* Technology to a broad array of common cancer types
- Constructs will target shared, tumor-specific hotspot mutations
- IND filing planned for the first constructs in 2018

Prostate Cancer

- Significant opportunity; high unmet medical need and sizeable patient population
- Phase 1/2 trial with Merck's pembrolizumab ongoing
  - Monotherapy activity promising
  - Combination data expected in 2018

The Future of *Lm* Technology
Clinical Trial Programs – In Progress and On the Horizon

ADVAXIS IMMUNOTHERAPIES™

	CANCER INDICATION	PARTNER	IND / PHASE 1 / PHASE 2 / PHASE 3
AXALIMOGENE FILOLISBAC	AIM2CERV: High-Risk, Locally Advanced Cervical		
	Metastatic Cervical Combination with IMFINZI™ (durvalumab)	AstraZeneca	
	ADVANCE: Metastatic Cervical Combination with OPDIVO® (nivolumab)	Bristol-Myers Squibb	★ Begin 2018
	Locally Advanced HPV+ Head & Neck Cancer		★ 2018
ADXS-NEO	Multiple Cancers by Targeting Personal Neoantigens	AMGEN	★ Begin 1H '18
ADXS-HOT	Multiple Cancers by Targeting Shared Hotspot Mutations		★ Filings '18
ADXS-PSA	Metastatic Prostate Combination with KEYTRUDA® (pembrolizumab)	MERCK	

Advaxis Funded | Partner Funded | Investigator-Sponsored Trial | ★ = Planned

Multiple anticipated inflection points beginning in 2018

ADVAXIS IMMUNOTHERAPIES™

PROGRAM	MILESTONE	TARGET / STATUS
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part A Monotherapy	*Completed*
Axalimogene filolisbac	Persistent Recurrent / Metastatic Cervical Cancer (PRmCC) EU Conditional Approval Filing	*Completed*
Axalimogene filolisbac	ADVANCE Metastatic Cervical Ph 3 Combination with nivolumab Trial Initiation	2018
ADXS-NEO	Ph 1 Initiation	1H 2018
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part B Monotherapy Combination Therapy Data	2018
Axalimogene filolisbac	Announce planned IST in Head and Neck	2018
ADXS-HOT	Multiple IND Filings First in Human – 1 Tumor Type	2018
Axalimogene filolisbac	Metastatic Cervical Ph 1/2 Combo with durvalumab Part 1 Combination Therapy: Dose Escalation, Dose Determination	*Completed*
	Part B Expansion Interim Readout	2019

EU= European Union; IND= Investigational New Drug; IST= Investigator Sponsored Trial

Business Acceleration: EU Submission for axalimogene filolisbac

ADVAXIS IMMUNOTHERAPIES™

Seeking approval for adult woman with **Persistent Recurrent / Metastatic Cervical Cancer (PRmCC)** in **Europe**

The review process is expected to take **approx. 13 months** & we will plan to provide an update at the end of the review process

We are actively **seeking a European Commercial partner**

Submitted our Conditional MAA in February 2018

Conditional marketing authorizations are valid for one year, are renewable annually, and are awarded where the benefit to the public health of immediate product availability outweighs the risk.

ADVAXIS
IMMUNOTHERAPIES™



Proof of Concept: HPV-Associated Cancers

Cervical Cancer and Axalimogene Filolisbac: Proof of Concept for *Lm* Technology

ADVAXIS IMMUNOTHERAPIES™

Phase 2 Study in India: Prolonged Survival and Tumor Response in Randomized, Multicenter Phase 2 Study in Recurrent/ Refractory CC Illustrated the Promise of *Lm* Technology[1]

- ✓ 34.9% 12-month survival rate (38/109), 24.8% (27/109) 18-month survival rate, 3 confirmed CRs observed (RECIST 1.1)
- ✓ Accepted for publication in the May edition of peer-reviewed *International Journal of Gynecological Cancer*

GOG-0265: Improvement of survival rates in Recurrent / Metastatic Cervical Cancer Confirmed the Findings[2]

- ✓ 38.0% 12-month survival rate (19/50); highest achieved to-date in GOG PRmCC studies to date, 1 durable CR observed
  - ✓ GOG Model-Predicted 12 month survival was 24.5%, based on the characteristics of patients in 0265
- ✓ Primary efficacy met



38.0%
14%
127D Altretamine
16%
127K Gemcitabine
16%
227D Erlotinib
17%
127H Etoposide
18%
127B Isotretinoin +IFAα
18%
127L Vinorelbine
22%
127C Cisplatin + Pentoxifylline
22%
127F Topotecan
22%
127N2 Bryostatin-1 (dose 2)
22%
127S Docetaxel
24%
127U Weekly Topotecan
28%
127N1 Bryostatin-1 (dose 1)
28%
127Q Cisplatin + Gemcitabine
28%
127T Pemetrexed
30%
127P Oxaliplatin
30%
127R Liposomal Doxorubicin
30%
227C Bevacizumab
AXALIMOGENE FILOLISBAC



Primary endpoint 12-month survival rate of 38% exceeds all historical data and represents the highest rate achieved within any Gynecologic Oncology Group PRmCC study.
(n=19/50)
CR: Ongoing
Proportion Surviving
1.0
0.8
0.6
0.4
0.2
0.0
Months
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
34
36
38
40
42
0127-B
0127-D
0127-H
0127-L
0127-N-1
0127-P
0127-R
0127-T
0127-D
0127-C
0127-F
0127-K
0127-M
0127-N-2
0127-Q
0127-S
0127-U
0265

Filed for conditional approval in the EU in February 2018

Active partnering discussions underway

Safety

PRmCC=Persistent Recurrent Metastatic Cervical Cancer; GOG= Gynecological Oncology Group; CR= complete response

1. Data Presented at ASCO 2014. 2. Data presented at SGO 2017.

HPV-Related Cancers: Regulatory Pathway
Our cervical franchise remains the cornerstone of our *Lm* Platform

ADVAXIS IMMUNOTHERAPIES™

ADVANCE Metastatic Combination Study with axalimogene filolisbac and nivolumab

- Metastatic cervical cancer is an area of high unmet need
- Combination of axalimogene filolisbac with nivolumab: significant opportunity to improve patient outcomes vs. standard of care
- Opportunity for interim analysis
- Planned start: 2018

Bristol-Myers Squibb

AIM2CERV Adjuvant Therapy with axalimogene filolisbac

- High unmet medical need with no approved treatments available
- Currently enrolling in 13 countries
- Data expected 2020 / 2021

Study Design

Two confirmatory studies supporting the EU MAA

HPV Franchise: Strategic Harmonization to Axalimogene Filolisbac

ADVAXIS IMMUNOTHERAPIES™

Strategic alignment of all ongoing and planned HPV-related cancer clinical trials to axalimogene filolisbac, based on clinical profile to date in over 250 patients.

Multiple anticipated benefits

- Enhanced global regulatory strategy
- Developmental strategic efficiencies gained
- Streamlined commercial strategy
- Two registrational studies will be ongoing for patients in need

.

Axalimogene Filolisbac Shows Similar Activity in both HPV 16 and 18 Subtypes

- Tissue samples from 41 patients were analyzed
- HPV-positive results were reported for 35 patient samples (85%)

Data from GOG-0265 Exploratory Analysis[1]

	HPV-16 or 33 (n = 15 *)	HPV-18 or 45 (n = 17 *)
12-month OS, n (%)	6 (40)	7 (41.2)
Median OS, months (range)	9.1 (3.9 – 14.5)	6.8 (2.5 – 15.1)

1. GOG/NRG Study 0265 CSR, Data On File, Advaxis, 2018
* One patient had both HPV 16 and 18, and another patient had both HPV 16 and 45.

ADVAXIS
IMMUNOTHERAPIES™



Individualized Neoantigens

Capitalizing on the Individualized Medicine Market with *Lm* Technology

The Opportunity for ADXS-NEO

ADVAXIS IMMUNOTHERAPIES™

An individualized approach to each patient's tumor and tumor microenvironment is the future of oncology

The unique properties of the *Lm* vector make it an ideal platform to deliver individualized therapies

AMGEN

Recognizing these unique benefits, Amgen selected Advaxis' individualized *Lm* platform: ADXS-NEO

ADXS-NEO is designed to create truly individualized therapies by activating the patient's immune system to respond against their own unique mutations (neoantigens) within the tumor

Our *Lm* Technology is ideal for applications in individualized medicine

Bringing ADXS-NEO to Patients

Massive Parallel Sequencing of tumor biopsies	Patient-specific Immunotherapies	Patient's Hospital or Treating Institution
Identify neoepitopes	Advaxis designs vector based on neoepitopes and bioengineers *Lm*	Treat patient with personalized immunotherapy vector programmed to his/her neoepitopes

ADXS-NEO Proposed Mechanism of Action

ADVAXIS IMMUNOTHERAPIES™

1. Once injected into the patient, ADXS-NEO taken up by antigen-presenting cells
2. The bacteria secrete tumor-associated antigens into the liquid interior of the APC
3. The antigens are then processed and presented to T cells
4. Goal: help T cells recognize a wide range of tumor-associated antigens and attack cancer cells with the same antigens



T cell
Activated T cell
3
Tumor-associated antigens
2
Antigen-presenting cell (APC)
APC presenting antigen to T cell
T cell attacking tumor cells
1
4
ADXS-NEO
Plasmid DNA

ADXS-NEO Study Design

ADVAXIS IMMUNOTHERAPIES™

A Planned Phase 1 Dose-Escalation Study of Advaxis (ADXS) NEO Expressing Personalized Tumor Antigens

Tumor Types:

Metastatic Microsatellite Stable Colon Cancer

Metastatic Squamous Histology Head and Neck Cancer

Metastatic Non-Small Cell Lung Cancer

Dose escalation phase

N= 9 - 18
3 + 3 design
1 x10^9, 2 x10^9, or 4 x10^9 CFU
Q3 Weekly

→

Expansion Phase

N=30 (10 per tumor type)
Up to 1 year dosing

Endpoints

Primary:
Tolerability/Safety

Secondary:
Clinical activity
RP2D

Exploratory:
Immunological

In partnership with AMGEN®

CFU= Colony-Forming Unit; RP2D= Recommended Phase 2 Dose



ADVAXIS IMMUNOTHERAPIES™

Further Expansion into Common Cancer Types: ADXS-HOT

ADXS-HOT Program

Novel cancer immunotherapies leveraging *Lm* Technology to target hotspot mutations and proprietary immunogenic cancer antigens in multiple solid tumors


Off-the-shelf
Proprietary platform with strong IP
Goal of 12 months from concept to clinic
Designed for broad patient coverage
Leverages multiple IO pathways
ADXS-HOT

Lm, Listeria monocytogenes; IO, Immuno-oncology.

Leveraging *Lm* Technology to Treat Most Common Cancers
The Opportunity for ADXS-HOT

ADVAXIS IMMUNOTHERAPIES™

What is a "Hotspot" mutation?[1,2]

- Growth of "Hotspot" mutations (i.e. somatic mutations) is one of the major mechanisms responsible for oncogenesis
- Genetic profiling of tumors has produced valuable insights into the "Hotspots" that define individual cancer types
- Many hotspot mutations are seen in multiple patients with cancer. These are referred to as "shared" or "public" neoantigens

The ADXS-HOT Program is designed to generate "off-the-shelf" products that target multiple shared hotspot neoantigens using the latest innovations in *Lm* Technology™

Cancers Ranked by "Hotspot" mutations[3]



Uterine carcinosarcoma
Cutaneous squamous cell
Uterine endometrial
Low-grade glioma
Cutaneous melanoma
Colorectal
Pancreas
Papillary thyroid
High-grade pontine glioma
Esophageal
Lung adenocarcinoma
Urothelial bladder
Squamous lung
Head and neck
Gastric
Serous ovarian
Small-cell lung
Adrenocortical
Acute myeloid leukemia
Cervical
Breast
Glioblastoma
Hepatocellular
Myelodysplasia
Multiple myeloma
Kidney chromophobe
Gallbladder
Prostate
Non-Hodgkin's lymphoma
Renal papillary cell
Chronic lymphocytic leukemia
Mantle-cell lymphoma
Adenoid cystic carcinoma
Medulloblastoma
Renal clear-cell
Nasopharyngeal
Neuroblastoma
Pilocytic astrocytoma
Acute lymphocytic leukemia
Rhabdoid cancers
Pancreatic neuroendocrine
80
60
40
20
0
(51.2) (11.3)
Hotspot mutations per tumor: 0 1 2 3 ≥4
100
80
60
40
20
0
Perecent of tumors
10
8
6
4
2
0
Somatic mutation rate

1. Garraway, L.A. & Lander, E.S. Lessons from the cancer genome. *Cell* 153, 17–37 (2013). 2. Vogelstein, B. et al. Cancer genome landscapes. *Science* 339, 1546–1558 (2013).
3. Chang et al. Identifying recurrent mutations in cancer reveals widespread lineage diversity and mutational specificity. *Nature Biotechnology* 34, 155–163 (2016)

ADXS-HOT: Targeting Multiple OFAs, CTAs and Hotspots Designed to Increase Patient Applicability and Clinical Activity

ADVAXIS IMMUNOTHERAPIES™

Hotspot mutations have demonstrated **pre-clinical activity** in Advaxis' *Lm* Technology[1]

Addition of multiple hotspot peptides and OFA/CTAs **maximizes patient coverage**

Each construct designed so that each patient expresses at least one target mutation

Hotspot peptides that the patient does not express do not elicit any immune response

coverage up to

100%

Adding proprietary peptides increases **coverage up to 100%** of patient population for an indication[1]

Can be used as **monotherapy and/or in combination** with other cancer treatments like checkpoint inhibitors, radiation therapy, or other neoepitope treatments

"Off the shelf" and available for patients to start treatment immediately

Manufactured in bulk with good stability keeping **cost of goods low** vs. "individualized" products

INDs for first constructs expected in 2018

OFA, oncofetal antigen; CTA, cancer-testis antigen

1. Data on file, Advaxis, Inc. 2017.

ADVAXIS IMMUNOTHERAPIES™

Expansion into Prostate Cancer



ADXS-PSA Metastatic Prostate Cancer

Phase 1/2 Combination with KEYTRUDA® (pembrolizumab) - (KEYNOTE-046)

ADVAXIS IMMUNOTHERAPIES™

Inclusion Criteria:

- Progressive metastatic CRPC
- ≤2 prior systemic treatment regimens or ≤1 prior chemotherapeutic in the metastatic setting

MERCK

Part B Expansion: Endpoints
- Safety
- Efficacy
- Immunologic Activity

WEEK 1	WEEK 4	WEEK 7	REPEAT Q 12 WEEK CYCLES

Part A
ADXS-PSA Monotherapy
- n=21
- Dose escalation (3 dose levels)

Endpoints:
- Safety
- RP2D

ADXS-PSA | ADXS-PSA | ADXS-PSA

Up to PD or 2 years

Part B
ADXS-PSA + pembrolizumab
- n=6 (RP2D dose determination)
  ADXS-PSA 1 x 10^9 = 200 mg Keytruda
- n=30 (Expansion)

Endpoints:
- Safety
- RP2D of the combination

Pembrolizumab | Pembrolizumab | Pembrolizumab

Up to PD or 2 years

https://clinicaltrials.gov/ct2/show/NCT02325557 RP2D= Recommended Phase 2 Dose

Phase 1/2 Study with ADXS-PSA monotherapy - Immune correlative data

ADVAXIS IMMUNOTHERAPIES™

Both immune-related gene expression analysis and T cell repertoire analysis have revealed significant differences between patients who have and have not achieved clinical activity on ADXS-PSA monotherapy [1,2]

Baseline

- Advanced patient population diagnosed with ***progressive mCRPC***
  - Median Gleason Score: 8
  - Median PSA levels: 20.8 ng/mL
  - 67% of patients received 3 or more prior therapies

mCRPC= metastatic castration resistant prostate cancer; SD= Stable Disease; NSD= Non-stable disease. Most common side effects include chills, fever, rigors, hypertension, fatigue, hypotension and vomiting. Side effects noted at these higher dose levels were generally consistent with those observed at the lower dose level, other than a higher occurrence rate of predominantly Grade 2/3 hypotension.

Post-Treatment with ADXS-PSA

Clinical Activity

31% of patients (4/13) achieved Stable Disease
based on evaluation of 10-week scans by RECIST criteria

69% of patients (9/13) with Non-Stable Disease

Immunological Activity

- Significantly **higher** expression levels of gene profiles indicative of **activated T helper cells, mature antigen presenting cells, and proinflammatory M1 macrophages were observed in SD patients** but not in NSD patients[1]
- **SD**, but not NSD, was associated with **stable and sustained expansions** of new and pre-existing T cell clones[2]
- 5 of the 9 patients (56%) receiving 3 doses of ADXS-PSA exhibited a **>3-fold increase in the magnitude of the PSA-reactive T cell response[3]**
- All 9 patients exhibited increases above baseline in the frequency of T cells reactive to one or more other well known prostate cancer antigen, which is **indicative of antigen spreading[3]**

1. Hayes SM, et al. Gene expression profiles associated with stable disease in metastatic castration-resistant prostate cancer patients treated with ADXS-PSA immunotherapy. ICIC 2017.
2. Hayes SM, et al. Persistence of expanded TCRβ clonotypes is associated with clinical activity of ADXS-PSA immunotherapy in metastatic castration-resistant prostate cancer. ICIC 2017.
3. Hayes SM, et al. ADXS-PSA immunotherapy increases the magnitude and quality of prostate cancer-antigen specific T cell responses in patients with metastatic castration-resistant prostate cancer. SITC 2017.

Phase 1/2 Study with ADXS-PSA monotherapy - Immune correlative data

Combination immunotherapy data with pembrolizumab expected in 2018

Both immune-related gene expression analysis and T cell repertoire analysis have revealed s between patients who have and have not achieved clinical activity on ADXS-PSA mo

Baseline

- Advanced patient population diagnosed with ***progressive mCRPC***
  - Median Gleason Score: 8
  - Median PSA levels: 20.8 ng/mL
  - 67% of patients received 3 or more prior therapies

mCRPC= metastatic castration resistant prostate cancer; SD= Stable Disease; NSD= Non-stable disease. Most common side effects include chills, fever, rigors, hypertension, fatigue, hypotension and vomiting. Side effects noted at these higher dose levels were generally consistent with those observed at the lower dose level, other than a higher occurrence rate of predominantly Grade 2/3 hypotension.

Post-Treatment with ADXS-PSA

Clinical Activity

31% of patients (4/13) achieved Stable Disease
based on evaluation of 10-week scans by RECIST criteria

69% of patients (9/13) with Non-Stable Disease

Immunological Activity

- Significantly **higher** expression levels of gene profiles indicative of **activated T helper cells, mature antigen presenting cells, and proinflammatory M1 macrophages were observed in SD patients** but not in NSD patients[1]
- **SD**, but not NSD, was associated with **stable and sustained expansions** of new and pre-existing T cell clones[2]
- 5 of the 9 patients (56%) receiving 3 doses of ADXS-PSA exhibited a **>3-fold increase in the magnitude of the PSA-reactive T cell response[3]**
- All 9 patients exhibited increases above baseline in the frequency of T cells reactive to one or more other well known prostate cancer antigen, which is **indicative of antigen spreading[3]**

1. Hayes SM, et al. Gene expression profiles associated with stable disease in metastatic castration-resistant prostate cancer patients treated with ADXS-PSA immunotherapy. ICIC 2017.
2. Hayes SM, et al. Persistence of expanded TCRβ clonotypes is associated with clinical activity of ADXS-PSA immunotherapy in metastatic castration-resistant prostate cancer. ICIC 2017.
3. Hayes SM, et al. ADXS-PSA immunotherapy increases the magnitude and quality of prostate cancer-antigen specific T cell responses in patients with metastatic castration-resistant prostate cancer. SITC 2017.

ADVAXIS
IMMUNOTHERAPIES™



Upcoming Milestones

37

Multiple anticipated inflection points beginning in 2018

ADVAXIS IMMUNOTHERAPIES™

PROGRAM	MILESTONE	TARGET / STATUS
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part A Monotherapy	*Completed*
Axalimogene filolisbac	Persistent Recurrent / Metastatic Cervical Cancer (PRmCC) EU Conditional Approval Filing	*Completed*
Axalimogene filolisbac	ADVANCE Metastatic Cervical Ph 3 Combination with nivolumab Trial Initiation	2018
ADXS-NEO	Ph 1 Initiation	1H 2018
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part B Monotherapy Combination Therapy Data	2018
Axalimogene filolisbac	Announce planned IST in Head and Neck	2018
ADXS-HOT	Multiple IND Filings First in Human – 1 Tumor Type	2018
Axalimogene filolisbac	Metastatic Cervical Ph 1/2 Combo with durvalumab Part 1 Combination Therapy: Dose Escalation, Dose Determination	*Completed*
	Part B Expansion Interim Readout	2019

EU= European Union; IND= Investigational New Drug; IST= Investigator Sponsored Trial

Harnessing the Immune System with *Lm* Technology
A Proprietary Cancer Immunotherapy Platform

ADVAXIS IMMUNOTHERAPIES™

Efficacy

Primary efficacy endpoints met in proof-of-concept clinical trials in HPV-associated cancer

Safety

Consistent and manageable safety profile in multiple clinical trials across several tumor types, with no cumulative toxicity

Synergy

Enhanced therapeutic potency potential in combination with immune checkpoint inhibitors

Clinical Partnerships

Strong partnerships with leading pharma for several *Lm* Technology product candidates

ADVAXIS
IMMUNOTHERAPIES™



Thank You

GOG-0265 Treatment-Emergent Adverse Event Summary

ADVAXIS IMMUNOTHERAPIES™

All treated patients (n=50) experienced ≥1 AE; safety findings from both stages of the study were consistent

AE	GRADE 1–4	GRADE 1–2	GRADE 3	GRADE 4
Patients with ≥1 TRAE, n (%)	47 (94)	30 (60)	15 (30)	2 (4)*
TRAEs occurring in ≥25% of patients				
Fatigue	26 (52)	26 (52)	-	-
Chills	28 (56)	28 (56)	-	-
Hypotension	16 (32)	10 (20)	5 (10)	1 (2)
Nausea	16 (32)	16 (32)	-	-
Headache	17 (34)	17 (34)	-	-
Vomiting	14 (28)	13 (26)	1(2)	-
Fever	17 (34)	17 (34)	-	-

Huh W, et al. Oral presentation at the Annual Meeting on Women's Cancer (SGO) 2017; 2. GOG/NRG Study 265 CSR, Data on File, Advaxis 2018.
*The observed grade 4 TRAEs were recorded in the same patient were hypotension (*probably related to treatment*) and cytokine related symptoms (*possibly related to treatment*). AE, adverse event; TRAE; treatment-related AE.

Return to 'Cervical Cancer' slide

Axalimogene Filolisbac in High-Risk, Locally Advanced Cervical Cancer

AIM2CERV Phase 3 Study as Adjuvant Monotherapy to Prevent Recurrence in High-Risk Cervical Cancer

ADVAXIS IMMUNOTHERAPIES™

FDA Orphan

FDA SPA

FDA FastTrack

Trial Design

Eligibility

- HRLACC
- FIGO stage I–II with positive pelvic nodes
- FIGO stage III–IVA
- Any FIGO stage with para-aortic nodes

→

Treatment with Cisplatin

Treatment with cisplatin (at least 4-weeks exposure) and radiation (minimum 40-Gy external beam radiation therapy)

→ R

Treatment with Axalimogene Filolisbac

- n=300
- 1 X 10^9 CFU
- Up to 1 year

Placebo IV

- n=150
- Up to 1 year

→

Primary Endpoint:

- Disease-free survival

Secondary Outcome Measures:

- Safety & Tolerability
- Overall survival

Baseline tumor imaging must be performed within 28 days prior to the first study treatment infusion

AIM2CERV – Axalimogene Filolisbac Immunotherapy Following Chemo/Radiation in Patients who have High Risk Locally Advanced Cervical Cancer (HRLACC)

"Just as we need options to prevent HPV-related cancers, there is a significant need for more therapeutic options to treat those with cancer. No woman should die from cervical cancer."

Deborah Arrindell
Vice President, Health Policy

ASHA American Sexual Health Association

Return to 'Regulatory Pathway' slide

1. Herzog T, et al. SITC 2016. Poster 145.
https://clinicaltrials.gov/ct2/show/NCT02853604

SPA= Special Protocol Assessment; FIGO= International Federation of Gynecology and Obstetrics; HRLACC= high-risk locally advanced cervical cancer; IV= intravenous.